8
                                                                  EXHIBIT 99
                                                                  PAGE 1 OF 2


                               FIRST QUARTER 1999
                           CONFERENCE CALL SUPPLEMENT

                                 APRIL 22, 1999

This presentation contains "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, statements concerning the company's growth in earnings per share for 1999 and subsequent years; capital investments in 1999 and subsequent years; and return on assets for 1999 and future years. These forward-looking statements are subject to numerous risks and uncertainties, including the effects of seasonality, airline and tollroad industry fundamentals, general economic conditions (including the current economic downturn in Asia), government regulation, the potential adverse impact of union labor strikes and the Year 2000 issue on operations, competitive forces within the food, beverage and retail concessions industries, and the availability of cash flow to fund future capital expenditures. Forward-looking statements are inherently uncertain, and investors must recognize that actual results could differ materially from those expressed or implied by the statements. A detailed discussion of these risks and uncertainties is contained in the company's 1998 Annual Report on Form 10-K filed with the Securities and Exchange Commission.


CHART 1.  NORMALIZED EPS TREND
                                                  1996               1997               1998            1999 EST.
                                            ------------------ ------------------ ------------------ -----------------
Reported EPS                                             $.40               $.57               $.68           $.57(e)

Recognition of Add'l Tax Credits                          ---              (.05)              (.31)               ---
Unusual Items/Events:
    Northwest strike (a)                                  ---                ---                .05               ---
    FAS 121 write-downs (b)                               ---                .07                .10               ---
    Restructuring reversal (c)                            ---              (0.7)                ---               ---
    Y2K external costs                                    ---                ---                .02               .07
    Start-up costs change (d)                             ---                ---                ---               .04
                                            ------------------ ------------------ ------------------ -----------------
Normalized EPS                                           $.40               $.52               $.54              $.68
                                            ------------------ ------------------ ------------------ -----------------
Annual growth rate                                                           30%                 4%               26%
CAGR                                                                                                              19%


(a) One time impact of the Northwest  Airlines strike
(b) Writedowns of impaired assets (SFAS 121) as described in the Company's 1998 10-K
(c) Reversal of remaining balance from 1995 restructuring reserve
(d) Represents balance of what would have been deferred until 2000 under previous accounting policy
(e) Represents average of the fully-diluted eps of $0.56-$0.59 after accounting change for start-up activities (SOP 98-5)




CHART 2.  CAPITAL INVESTMENTS IN CORE MARKETS AS A % OF CORE REVENUES ($ IN MILLIONS)

During the period 1990 to 1998, capital ranged from 4% to 9%, averaging 5%.

                        1990     1991     1992    1993     1994     1995     1996    1997     1998     1999E   2000E    2001E
                        -------- -------- ------- -------- -------- -------- ------- -------- -------- ------- -------- --------
Capital Investments          76       37      56       54       56       46      50       54       83      92       76       58
Revenues                    868      886     914    1,060    1,112    1,125   1,219    1,206    1,289   1,358    1,407    1,483
Capital investments
  as a percent of
  core revenues            8.8%     4.2%    6.1%     5.1%     5.1%     4.1%    4.1%     4.5%     6.5%    6.8%     5.4%     3.9%


                                       9
                                                                  EXHIBIT 99
                                                                  PAGE 2 OF 2

CHART 3.  NEW/RENEWED CORE CONTRACTS ($ IN MILLIONS)

Lower contract expirations in 2000 and 2001 will reduce capital spending.

                                         1995       1996       1997       1998       1999E      2000E       2001E
                                    ---------- ---------- ---------- ----------- ---------- ---------- -----------
Capital investments                        46         50         54          83         92         76          58
New/renewed contract revenues              75         69        157          93        n/a         n/a         n/a
Revenues at contracts expiring             n/a        n/a       n/a          n/a       106         95          23



CHART 4.  NORMALIZED RETURN ON ASSETS AND EBIT ($ IN MILLIONS)

                                                  1996               1997               1998            1999 EST.
                                            ------------------ ------------------ ------------------ -----------------
Reported EBIT                                           $62.3             $67.1               $59.6             $74.0

Unusual Items/Events:
    Northwest strike                                      ---               ---                 2.5               ---
    FAS 121 write-downs                                   ---               4.2                 5.9               ---
    Restructuring reversal                                ---              (3.9)                ---               ---
    Y2K external costs                                    ---               ---                 1.1               4.0
    Start-up costs change                                 ---               ---                 ---               2.6
                                            ------------------ ------------------ ------------------ -----------------
Normalized EBIT                                         $62.3             $67.4               $69.1             $80.6
                                            ------------------ ------------------ ------------------ -----------------
Average Assets                                         $548.1            $565.2              $557.5            $602.3
Reported return on assets                               11.4%              11.9%              10.7%             12.3%
Normalized return on assets                             11.4%              11.9%              12.4%             13.4%



CHART 5.  NORMALIZED EBITDA TREND ($ IN MILLIONS)

                                                  1996               1997               1998            1999 EST.
                                            ------------------ ------------------ ------------------ -----------------
Reported EBITDA                                        $116.9            $125.4              $125.7            $137.0

Unusual Items/Events:
    Northwest strike                                      ---               ---                 2.5               ---
    Y2K external costs                                    ---               ---                 1.1               4.0
    Start-up costs change                                 ---               ---                 ---               2.6
                                            ------------------ ------------------ ------------------ -----------------
Normalized EBITDA                                      $116.9            $125.4              $129.3            $143.6
                                            ------------------ ------------------ ------------------ -----------------

Average growth rate                                                           7%                 3%               11%